Exhibit 10.17

ACCESSION AGREEMENT

Dated as of May 13, 2011

Reference is made to that certain Credit Agreement dated as of April 29, 2011 (as amended to date and as otherwise amended, amended and restated, supplemented or modified from time to time, the “Credit Agreement”; capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Credit Agreement), by and between Summit Hotel OP, LP (“Borrower”), Summit Hotel Properties, Inc., the Subsidiary Guarantors party thereto, Deutsche Bank AG New York Branch, as administrative agent for the Lender Parties (in such capacity, “Administrative Agent”), the Lender Parties identified therein and the Arranger party thereto.  Each of the Administrative Agent, Borrower and U.S. Bank National Association, (“US Bank”) desires that US Bank become a Lender pursuant to the terms and conditions set forth below.

US Bank (in its capacity as a Lender Party, the “Acceding Lender”) agrees as follows:

1.           US Bank proposes to become an Acceding Lender pursuant to Section 2.17 of the Credit Agreement having a Revolving Credit Commitment of $20,000,000, and hereby agrees with the Administrative Agent and the Borrowers that it shall become a Lender for all purposes of the Credit Agreement on the Effective Date (as defined below).

2.           Acceding Lender (a) represents and warrants that it is legally authorized to enter into this Accession Agreement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Accession Agreement; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) confirms that it qualifies as an Eligible Assignee; (e) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (f) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender Party; (g) specifies as its Applicable Lending Offices the offices set forth on Exhibit A; and (h) attaches on Exhibit B any U.S. Internal Revenue Service forms required under Section 2.12 of the Credit Agreement.

3.           Following the execution of this Accession Agreement, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent in the Register.  The effective date for this Accession Agreement (the “Effective Date”) shall be the date first set forth above, which date shall constitute the Increase Date for purposes of Section 2.17 of the Credit Agreement.

4.           Upon satisfaction of the applicable conditions set forth in Section 2.17 of the Credit Agreement and upon such acceptance and recording by the Administrative Agent, as of the Effective Date, the Acceding Lender (i) shall be a party to the Credit Agreement, (ii) shall have all of the rights and obligations of a Lender under the Credit Agreement and (iii) shall have a Revolving Credit Commitment of $20,000,000.

5.           This Accession Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

6.           This Accession Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Accession Agreement by telecopier or e-mail (which e-mail shall include an attachment in .PDF or similar electronic format containing the legible signature of the person executing this Accession Agreement) shall be effective as delivery of an original executed counterpart of this Accession Agreement.

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IN WITNESS WHEREOF, each of the undersigned has caused this Accession Agreement to be executed by its officers thereunto duly authorized as of the Effective Date.

ACCEDING LENDER:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Scott C. DeJong
Name: Scott C. DeJong
Title: Vice President

[Signatures continued on next page]

Accession Agreement

S-1

Accepted and Approved as of May 13, 2011:

ADMINISTRATIVE AGENT:

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent

By           /s/ George R. Reynolds
Name:  George R. Reynolds
Title:  Director

By           /s/ James Rolison
Name:  James Rolison
Title:  Managing Director

BORROWER:

SUMMIT HOTEL OP, LP,
a Delaware limited partnership

By:      SUMMIT HOTEL GP, LLC,
a Delaware limited liability company,
its general partner

By:      SUMMIT HOTEL PROPERTIES, INC.,
a Maryland corporation,
its sole member

By:       /s/ Christopher Eng
Name:  Christopher Eng
Title:    Secretary

Accession Agreement

S-2

EXHIBIT A

Acceding Lender Applicable Lending Offices:

400 City Center
Oshkosh, WI 54903
Phone:  920-237-7370
Fax:  920-237-7769
Email:  Complex_credits_oshkosh@usbank.com
Attn:  Barb Campbell – Work Coordinator

A-1

EXHIBIT B

None.

B-1